SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under ss. 240.14a-12


                             ONE LINK 4 TRAVEL, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1. Title of each class of securities to which transaction applies:

          2. Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

         3. Filing Party:

         4. Date Filed:

                             ONE LINK 4 TRAVEL, INC.
                                One Market Plaza
                             Spear Tower, 36th Floor
                             San Francisco, CA 94105
                                  415-293-8277

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held February 17, 2006

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of One Link 4 Travel, Inc. (the "Company") to be held on February 17, 2006 at the offices of the Company, One Market Plaza, Spear Tower, 35th Floor, San Francisco, CA 94105 at 10:00 a.m. local time, for the following purposes:

Proposals for Annual Meeting of Stockholders
One Link 4 Travel, Inc.

Proposal No. 1:     To consider and vote upon an amendment to the Company's
                    certificate of incorporation to change the name of the Company to "Onelink Corporation";

Proposal No. 2      To elect a Board of Directors consisting of five directors, each to serve until the next annual meeting of stockholders or until their respective successors are elected and qualify;

Proposal No. 3      To consider and vote upon a proposal recommended by the
                    Board of Directors to adopt the 2005 Stock Incentive Plan;
                    and

Proposal No. 4:     To consider and vote upon such other business as may
                    properly come before the Annual Meeting or any adjournment thereof.

     The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the accompanying proxy statement, and you are urged to carefully study them.

     Only the stockholders of record as shown on our transfer books at the close of business on December 30, 2005 are entitled to notice of, and to vote at, the Annual Meeting. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as amended, is being mailed to stockholders with this proxy statement. The Annual Report is not part of the proxy soliciting material.

     All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

     For the reasons stated herein, your Board of Directors recommends that you vote "FOR" these proposals. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign and date the enclosed Proxy. This will not prevent you from attending and voting your shares in person. Prompt return of your Proxy will reduce the Company's expenses in this matter.

                                            By Order of the Board of Directors


                                             /s/ F.W. Guerin
                                             ---------------
                                             F.W. Guerin
December __, 2005                            Chief Executive Officer

                             ONE LINK 4 TRAVEL, INC.
                                One Market Plaza
                             Spear Tower, 36th Floor
                             San Francisco, CA 94105
                                  415-293-8277

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held February 17, 2006

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of One Link 4 Travel, Inc., a Delaware corporation (referred to as the "Company" or "One Link" or "we" or "us"), to be voted at the Annual Meeting of Stockholders to be held at the offices of the Company, One Market Plaza, Spear Tower, 35th Floor, San Francisco, CA 94105, at 10:00 a.m. local time on February 17, 2006, or at any adjournment or postponement of the Annual Meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about the week of January 9, 2006.

     The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted (1) for the amendment to the certificate of incorporation to change the name of the Company to "Onelink Corporation"; (2) for each of the five nominees for director whose names are set forth on the proxy card, and (3) in favor of the adoption of the 2005 Stock Incentive Plan.

     A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

     All voting rights are vested exclusively in the holders of the Company's $.001 par value common stock, with each share entitled to one vote. Only stockholders of record at the close of business on December 30, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On December 30, 2005, the Company had _______ shares of common stock outstanding. Cumulative voting is not permitted in the election of directors or otherwise.

     A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

                              AVAILABLE INFORMATION

     Copies of our Annual Report on Form 10-KSB, as amended, are being sent to each stockholder with this proxy statement. Stockholders may also obtain copies of this report and our other reports by visiting the SEC's website at www.sec.gov.

     PROPOSAL 1. AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME OF
                 COMPANY TO "ONELINK CORPORATION"

     The Board of Directors of the Company has adopted resolutions setting forth the proposed amendment to Article I of our certificate of incorporation, the advisability of the amendment, and a call for submission of the amendment for approval by the Company's stockholders at the annual meeting of stockholders. The following is the text of the amendment to Article I of our certificate of incorporation, as proposed to be amended:

     The name of the Corporation is Onelink Corporation (the "Corporation").

     The Board of Directors desires to change the name of the Company because the Board of Directors believes that the proposed name would be less confusing to the investment community and outside third parties and would also be more easily recognizable and memorable.

Required Vote; Board Recommendation

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to adopt the amendment.

     The board of directors unanimously recommends that you vote "FOR" the amendment of our certificate of incorporation to authorize the change of our name to Onelink Corporation.



                        PROPOSAL 2: ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect five directors to serve as our Board of Directors. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of common stock held in his or her name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors. Each of the nominees currently is a director of the Company.

     It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

Required Vote; Board Recommendation

     An affirmative vote of a plurality of the shares represented at the Annual Meeting in person or by proxy is necessary to elect each director.

     The Board of Directors unanimously recommends a vote for each of the nominees for election as directors.

About the Directors

     Set forth below is biographical and other information about each of the nominees. Unless they resign sooner, persons elected at the Annual Meeting to serve as directors of the Company will hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified.



                                                               Initial
                                                               Date as
Name                    Age       Position with One Link      Director
---------              ------ -------------------------------------------
F. W. Guerin            53    Chief Executive Officer,          2002
                              President, Secretary and
                              Director
W. Edward Nichols       63    Director                          2002
Peter L. Boatright      74    Director                          2004
John E. Herzog          69    Director                          2004
Richard J. Marxen       58    Director                          2005

     F. W. Guerin, age 53, became our Chief Executive Officer and a director in 2002. He has also served as an executive director of our United Kingdom subsidiary, Onelink4travel Limited, since 2002. Since 1999, he has also served as the chairman of Cornerstone Alliance, LLC, a management consulting firm. He has also served since 2001 as a director of the World Luxury Group Limited, a United Kingdom based publishing and marketing services company. From 1994 to 1999, he was president of Orbit Network Inc., a firm specializing in travel technology and on-line services. He has also served since 1998 as the President of the Board of Trustees of the Carapace Institute, a non-profit art industry trade organization. Mr. Guerin received B.S. and M.B.A. degrees from the University of California in Berkeley, California.

     W. Edward Nichols, age 63, became a member of our Board of Directors in 2002. For the past several years, Mr. Nichols has been a member of the law firm of Nichols & Nichols. He is authorized to practice law in the states of Colorado and Kansas, the U.S. Federal Courts and the U.S. Supreme Court. Mr. Nichols is also the owner of Nichols and Company LLC, a management consulting firm. Mr. Nichols received a B.B.A. degree from Washburn University in Topeka, Kansas and a J.D. degree from the Washburn University School of Law.

     Peter L. Boatright, age 74, became a member of our Board of Directors in January 2004. For the past fourteen years, he has served as a director of the Coppermark Bank, and currently serves as Chairman of the Audit Committee. Mr. Boatright has also served as a trustee of the Oklahoma United Methodist Foundation since 1998, and is currently Chairman of the Investment Committee. He previously served as President of Goldman Investments. Mr. Boatright received B.B.A. and LLB degrees from the University of Oklahoma.

     John E. Herzog, age 69, became a member of our Board of Directors in September 2004. Mr. Herzog is a retired Chairman Emeritus of Herzog Heine Geduld, Inc., a NASDAQ market-making firm acquired by Merrill Lynch in 2000. Mr. Herzog is currently Chairman of R.M. Smythe & Co., Inc. a company founded in 1880, which is now an auction house specializing in antique stocks and bonds, bank notes, coins, autographs and photographs. He is also the founder of the Museum of American Financial History, a member of the Smithsonian National Board, a trustee of Randolph-Macon Woman's College, a member of the NYU Stern School Board of Overseers, a governor of India House, and a recipient of the Ellis Island Medal. Mr. Herzog was a former Director of the Securities Industry Association and member of its New York District Economic Education Foundation.

     Richard J. Marxen, age 58, became a member of our Board of Directors in July 2005. Mr. Marxen is currently chairman of Connective Technologies, Inc., a company he founded in 1995 to provide web-enabled solutions to property and casualty insurance carriers. Until this year he also was an executive officer of INSpire Insurance Solutions, first as president and CEO, and then as a senior vice president of CGI Group, Canada's largest independent IT services firm, after CGI Group acquired INSpire in 2003. Mr. Marxen joined INSpire, a $30 million, NASDAQ-traded provider of software solutions and outsourced business process services in 2000 to bring the company out of Chapter 11 bankruptcy. He also served as a vice president and consultant to OneShield, Inc., a start-up provider of technology solutions to the insurance industry, spearheading the company's business development efforts. From 1998 to 2001, Mr. Marxen was board chairman at Apple Orthodontix, Inc. a NASDAQ-traded orthodontic practice management firm.

Other Executive Officers

     Alan Geddes, age 56, is our Chief Financial Officer. Mr. Geddes has over 25 years of senior financial management experience with public companies across software and financial services industries. Since 2000, he was consulting CFO to Netlogic Microsystems, Inc., Adaptive Broadband and Sangamo BioSciences, Inc., assisting in Netlogic's IPO, and addressing pre-IPO requirements, Sarbanes-Oxley implementation and SEC compliance matters. Geddes' career was established as CFO for QRS Corp., a $150M NASDAQ-traded B2B ecommerce and software application enabler, CFO for Global Med Technologies, a medical technology company, and EDNET, Inc., a broadband service provider. He commenced his career with Litton Industries as a financial analyst after graduating with an MBA in finance from Utah State University and a BA from the University of California, Santa Barbara.

Board of Directors and Committees

     Our Board of Directors held ten meetings in person or by consent during the fiscal year ended December 31, 2004. Each director participated in at least 75% of the aggregate of the total number of meetings of the Board and of all committees on which the director served during that year. The standing committees of the Board are the Audit and Compensation Committees. Each of the Audit Committee and the Compensation Committees consists of Messrs. Boatright and Nichols. The Board of Directors does not currently have a Nominating Committee because it believes that, at this time, the director nomination functions should be relegated to the entire Board of Directors.

     Audit Committee

     The Audit Committee met four times during the fiscal year ended December 31, 2004 and has met four times since that date. The Audit Committee oversees the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee charter was adopted by the Board of Directors in December 2005 and a copy of the Audit Committee charter is attached as Exhibit A to this Preliminary Proxy Statement. The functions of the Audit Committee and its activities during the fiscal year ended December 31, 2004 are described below under the heading "Audit Committee Report". The Audit Committee currently consists of Messrs. Boatright (Chairman) and Nichols. Mr. Boatright is "independent" as that term is defined in Rule 4200(a)(15) of the NASD's listing standards.

     Compensation Committee

     The Compensation Committee met four times since December 31, 2004. The Compensation Committee currently consists of Messrs. Boatright and Nichols (Chairman). Mr. Boatright is "independent" as that term is defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Compensation Committee performs the following functions, among others:

     1. Reviews from time to time the Company's compensation strategy to ensure that management is afforded the appropriate incentives, that management is rewarded appropriately for its contributions to the Company's growth and profitability, and that the executive compensation strategy supports the Company's objectives and stockholder interests.

     2. Reviews annually the corporate goals and objectives relevant to the compensation of the CEO and any other individual who is an "officer" as such term is defined under Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (collectively, the "Executive Officers").

     3. Reviews annually the performance of the Executive Officers in light of the goals and objectives established in accordance with Item No. 2 above.

     4. Administers all incentive compensation plans and equity-based plans established and maintained by the Company.

     5. Approves compensation awards (with or without ratification or approval of the Board) as may be required to comply with applicable tax and state corporate laws.

     6. Reviews employment agreements, severance agreements, retirement arrangements, change in control agreements and provisions, and any special or supplemental benefits for the Executive Officers.

     7. Reviews periodically the compensation and benefits offered to non-employee directors and recommend changes to the full Board, as appropriate.

     8. Reviews the overall compensation and benefits strategy for all employees of the Company to ensure consistency with the Company's stated compensation strategy.

     9. If required, prepares the report to be included in the Company's annual proxy statement.

     10. Reviews and reassesses the adequacy of this Charter annually and, if necessary, recommends to the Board any changes or revisions deemed appropriate and submit the changes or revisions to the Board for approval.

     11. Reports regularly to the Board, as appropriate, on matters relevant to the Board's considerations in the areas of executive and director compensation.

     12. Performs any other activities consistent with this Charter, the Company's certificate of incorporation, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     Nominating Committee

     As disclosed above, the entire Board of Directors serves as the Company's Nominating Committee. The Nominating Committee does not currently have a Charter. Nominees for director will be selected by a majority of the Company's directors. In selecting nominees for the Board, the Company is seeking a board with a variety of experiences and expertise, and therefore will consider business experience in the travel service industry, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved and reputation for integrity and professionalism. The Board of Directors will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders.

     Stockholders may nominate persons to serve on the Board of Directors. To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder of a nomination must be received a reasonable time before the solicitation is made relating to a meeting of stockholders at which directors are to be elected. Each notice of nomination of directors by a stockholder shall set forth the nominee's name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

Stockholder Communications

     Stockholders wishing to send communications to the Board may contact F. W. Guerin, our Chief Executive Officer, President and Secretary, at the Company's principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Code of Ethics

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions. Our code of ethics was filed as Exhibit 14 to our Report on Form 10-KSB for the fiscal year ended December 31, 2003.

Audit Committee Financial Expert

     Our Board of Directors has determined that Peter L. Boatright qualifies as an "audit committee financial expert" under criteria specified by the SEC. Mr. Boatright is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.


Audit Committee Report

     The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of those Acts.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 and the unaudited financial statements included in the Company's Quarterly Reports on Form 10-QSB for the first three quarters of the fiscal year ended December 31, 2004 and also for the three quarters of the fiscal year ended December 31, 2005.

     The Committee discussed with the independent auditor, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditor with the Committee under Statement on Auditing Standard No. 61, as amended. In addition, the Committee discussed with the independent auditor the auditor's independence from managements and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditor's providing services on behalf of the Company other than audit services is compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

                                                 The Audit Committee
                                                     Peter L. Boatright
                                                     W. Edward Nichols

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the year ended December 31, 2004, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements, except that each of F. W. Guerin, W. Edward Nichols, Peter L. Boatright, John E. Herzog, Alan Geddes, OurLink, LLC, and JRJ Ventures Inc. was late in filing Forms 3 and/or one or more Forms 4. In making these statements, the Company has relied upon representations and its review of copies of the Section 16(a) reports filed for the fiscal year ended December 31, 2004 on behalf of the Company's directors, officers and holders of more than 10% of the Company's common stock.


Executive Compensation

Summary Compensation Table

The following table sets forth certain information regarding compensation paid by us to our chief executive officer during the fiscal years ended December 31, 2004 and December 31, 2003. Summary Compensation Table (1) (2)

                             Annual
                          Compensation                                   Awards        Payouts
                         -----------------                        -------------------  --------
                                                                  Restricted             TIP         All Other
   Name and Principal     Fiscal    Salary         Other Annual     Stock     Options   Payouts    Compensation
        Position           Year      ($)    Bonus  Compensation    Awards($)    (#)      ($)           ($)
---------------------    --------  -------  -----  ------------   ----------  -------  --------    ------------
F. W. Guerin, Chief
Executive Officer (1)      2004      --      --      168,000       250,000       --       --           --

-------
(1) We paid no compensation directly to our executive officers in 2003 and 2004. We had a consulting services agreement with Cornerstone Alliance LLC which is managed by Mr. Guerin. In addition to the compensation set forth in the table above, as of December 31, 2004, $28,000 was owed to Cornerstone. Our agreement with Cornerstone is described below.

(2) During the fiscal year ended December 31, 2004, we used the services of CFO's2GO and paid this firm $40,300 in 2004 for the services of Alan Geddes. Alan Geddes is currently our Chief Financial Officer. At December 31, 2004, we owed CFO's2GO an additional $53,300. Our former chief financial officer, David J. Bolton, is Group Finance Director of K3 Business Technology Group. We had a consulting services agreement with K3 and paid this firm $34,911 in cash in 2004 and $16,000 in 2003. We also issued 60,000 shares to K3 in 2004 for services rendered. At December 31, 2004, we owed K3 an additional $246,600.


Employment, Severance and Separation Agreements with Executive Officers

     In September 2002, we entered into a consulting services agreement with Cornerstone for Mr. Guerin's services through December 31, 2004. The consulting services agreement provided that Mr. Guerin would serve as an executive officer and as a member of our Board. Pursuant to this consulting services agreement, Cornerstone was paid $14,000 per month as a Base Rate. In addition to the Base Rate, Cornerstone was entitled to receive an incentive bonus. The consulting services agreement dated September 12, 2002, and the related Restricted Stock Purchase Agreement, were modified on February 3, 2003 to reward Cornerstone with a stock grant of 200,000 shares, with the provision that no other incentive bonus would be paid for 2003 services. These shares are not subject to the transfer restrictions and right of repurchase set out in the Restricted Stock Purchase Agreement. In 2004 Cornerstone received a grant of an additional 200,000 shares of our common stock. Commencing January 2005, Mr. Guerin has been employed directly by us at a salary of $20,000 per month. We plan to enter into an employment agreement with Mr. Guerin.

     Onelink4travel Limited entered into an engagement letter with Mr. Guerin regarding his appointment as a Director of Onelink4travel Limited, effective May 15, 2002. The engagement will continue unless three months written notice of termination is provided by either party. The engagement letter provides that Mr. Guerin will be paid at a rate as agreed by the Onelink4travel Board. Mr. Guerin is currently the sole director of Onelink4travel Limited. He does not receive any additional compensation for this service.

Option Grants in Fiscal Year Ended December 31, 2004; Compensation of Directors

     We did not have an option plan and no stock options were granted in the fiscal year ended December 31, 2004. In 2005 we created our 2005 Stock Incentive Plan. In addition to the shares set forth above issued to Cornerstone in 2004, we granted 50,000 shares to each of Messrs Boatright, Guerin, Nichols and Herzog (or their affiliates) in connection with their services to us as directors. We also issued an additional 62,500 shares to Mr. Boatright and an additional 100,000 shares to Mr. Nichols for consulting services.

Compensation of Directors

     There are no standard arrangements pursuant to which our Company's outside directors are compensated for any services provided as director. In March 2004, we granted 100,000 shares of common stock to each of Messrs. Guerin, Nichols, and Boatright as compensation for their services on the Board of Directors. Outside directors also are reimbursed for out-of-pocket expenses incurred in fulfilling their duties as directors.

Security Ownership of Certain Beneficial Owners and Management

     As of December 30, 2005 there were ________shares of common stock outstanding. The following sets forth, as of December 30, 2005, the ownership of our common stock held by each person who beneficially owns more than 5% of our common stock, each of our directors, and all of our directors and named executive officers as a group.


 Name and Address of Beneficial Owner            Amount and Nature of      Percent of Class
                                                  Beneficial Owner
 F. W. Guerin (1)                                  2,675,000                   8.67%

 One Market Plaza
 Spear Tower, 36th Floor
 San Francisco, CA  94105
 W. Edward Nichols (2)                             1,320,109                   4.36%

 One Market Plaza
 Spear Tower, 36th Floor
 San Francisco, CA  94105
 Peter L. Boatright (3)                              969,640                   3.17%.

 4932 NW 31st Street
 Oklahoma City, OK  73122
 John E. Herzog (4)                                3,643,165                  11.43%

 2 Rector Street, 12th Floor
 New York, New York  10006
 Richard J. Marxen(5)
 425 Wyndham Crest
 Fort Worth, Texas  76114                            100,000                       *

 Alan Geddes(6)
 One Market Plaza
 Spear Tower, 36th Floor
 San Francisco, CA  94105                            335,000                   1.10%

 All directors and named executive officers as
 a group (5 persons) (1)(2)(3)(4)(5)(6)            9,042,914                  27.02%


 Paul S. Flannery (7)                              2,267,000                    7.5%
 300 East Second Street, Suite 1200
 Reno, NV  89501

 Our Link LLC(8)
 2819 Glenda Avenue
 Fort Worth, Texas  76117                          4,000,000                  11.71%
______________________________________________
*Less than one percent


(1) Includes 850,000 shares owned by Cornerstone, a company owned and managed by Mr. Guerin, 1,150,000 shares owned by another entity controlled by Mr. Guerin. Also includes (i) warrants to purchase 450,000 shares at $1.00 per share until May 6, 2007; (ii) 50,000 shares underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.00 per share until December 31, 2005; and (iii) 75,000 shares underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.00 per share until December 31, 2005.

(2) Includes shares held by Nichols and Company LLC, a company controlled by Mr. Nichols. Also includes options to purchase 100,000 shares of common stock at $1.00 per share until July 1, 2010.
(3) Includes 395,656 shares held by the Boatright Family LLC and 185,884 shares held by an IRA for his benefit. Also includes (i) 37,500 shares underlying a warrant to purchase common stock at an exercise price of $.75 per share until June 17, 2007; (ii) 50,000 shares underlying a warrant to purchase common stock at an exercise price of $.50 per share until September 3, 2007; (iii) 161,000 shares underlying a warrant to purchase common stock at an exercise price of $.50 per share until December 14, 2007; (iv) 39,600 shares underlying a warrant to purchase common stock at an exercise price of $.50 per share until December 31, 2006; and (v) 100,000 shares of common stock underlying options to purchase common stock at a price per share of $1.00 until July 1, 2010.
(4) Includes 1,882,164 shares held by Mr. Herzog directly, and 25,000 shares held by his IRA. Also includes (i) 166,667 shares underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.50 per share under December 17, 2007; (ii) 20,000 shares underlying a warrant to purchase common stock at an exercise price of $1.00 per share until December 23, 2007; (iii) 100,000 shares underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.50 per share until December 17, 2007;
     (iv) 166,667 shares underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.50 per share until December 17, 2007; (v) 233,334 shares of common stock underlying a convertible promissory note, which is convertible into shares of common stock at a conversion price of $1.50 per share until December 17 2007; (vi) 333,333 shares of common stock underlying a warrant to purchase common stock at a price per share of $1.50 until April 13, 2010; (vii) 217,800 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until December 31, 2006; (viii) 39,600 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until December 31, 2006 owned by Sarah Herzog; (ix) 39,600 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until December 31, 2006 owned by Sarah Herzog;
     (x) 37,500 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until June 17, 2007; (xi) 100,000 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until August 11, 2007; (xii)181,500 shares of common stock underlying a warrant to purchase common stock at a price per share of $.50 until October 21, 2007; and (xiii) 100,000 shares of common stock underlying options to purchase common stock at a price per share of $1.00 until July 1, 2010.
(5) Consists of 100,000 shares of common stock underlying options to purchase common stock at a price per share of $1.00 until July 1, 2010.
(6) Includes 35,000 shares of common stock. Also includes (i) 50,000 shares of common stock underlying a warrant to purchase common stock at a price per share of $1.50 until April 15, 2010; and (ii) 250,000 shares of common stock underlying options to purchase common stock at a price per share of $1.00 until July 1, 2010.
(7) Includes 2,000,000 shares issued to the Paul Flannery Trust, of which 1,000,000 shares are held in escrow subject to repurchase by the Company under certain conditions, and warrants to purchase 30,000 shares at $.75 per share.
(8) Includes 1,333,333 shares underlying a warrant to purchase common stock at an exercise price of $1.50 per share until May 5, 2010 and 2,666,667 shares underlying a convertible promissory note convertible in shares of common stock at a conversion price of $1.50 per share until December 24, 2007. JRJ Ventures, Inc. is the sole manager of OurLink, LLC.

Certain Relationships and Related Transactions

     As described in "Employment, Severance and Separation Agreements with Executive Officers" above, we have entered into various service agreements with our officers and directors. We have set forth above under "Security Ownership of Certain Beneficial Owners and Management," information regarding the stockholdings of our officers, directors and principal shareholders. Mr. Guerin was a shareholder of Onelink4travel Limited and acquired his shares in connection with the merger of One Link 4 Travel, Inc. and Onelink4travel Limited. In 2003 and 2004 we issued shares to our officers and directors and their affiliates for services rendered as described in "Employment, Severance and Separation Agreements with Executive Officers" above. Mr. Guerin's affiliate, Cornerstone, also received a warrant in 2002 to purchase up to 450,000 shares of our common stock at $1.00 per share.

     We issued 550,000 shares in 2002 to Mr. Nichols' affiliate, Nichols and Company LLC, for services rendered. In addition, on September 13, 2002, we entered into a stock restriction and repurchase agreement with Nichols and Company LLC. Pursuant to the stock restriction and repurchase agreement, we issued 500,000 shares of our common stock to Nichols and Company LLC. In accordance with the agreement these shares were returned to us in 2003. In 2003 and 2004, we also issued an aggregate of 200,000 shares to Nichols and Company LLC for services rendered. These shares are not subject to repurchase.

     In September 2003, we agreed with creditors who were owed an aggregate of $1,982,115 to convert the accounts payable into convertible notes. The notes are convertible into our common stock at $1.00 per share through January 31, 2005 at the option of the note holders. Included in this amount were $120,000 owed to Cornerstone and $102,000 owed to Nichols and Company, LLC. The note to Nichols and Company LLC was repaid in cash in 2004. The note to Cornerstone was repaid in 2004 consisting of $50,000 in cash and 75,000 shares of our common stock.

     From December 2003 through April 2004 we received an aggregate of $1,105,000 from the sale of notes convertible into our common stock at $.50 per share and warrants to purchase an aggregate of 1,093,950 shares of our common stock at $.50 per share expiring on December 31, 2006. John E. Herzog invested $300,000 in this offering and received convertible notes in the principal amount of $297,000 and warrants to purchase 297,000 shares. Peter L. Boatright's IRA invested $40,000 in this offering and his IRA received convertible notes in the principal amount of $39,600 and warrants to purchase 39,600 shares. In April 2005 Mr. Herzog and Mr. Boatright's IRA converted all of the principal and accrued interest of their notes and received 640,967 shares and 85,384 shares, respectively, of our common stock.

     From December 2004 through April 2005 we received an aggregate of $2,450,000 from the sale of notes convertible into our common stock at $1.50 per share through December 24, 2007 and warrants to purchase an aggregate of 816,666 shares of our common stock at $1.50 per share expiring in five years. John Herzog loaned us $1,000,000 in this offering and received convertible notes in the principal amount of $1,000,000 and warrants to purchase 333,333 shares.

Independent Public Accountants

     On October 12, 2005, the Board of Directors selected Mahoney Cohen & Co. CPA, P.C. ("Mahoney Cohen") independent auditor, to audit the financial statements of the Company for the fiscal year ending December 31, 2005. Representatives of Mahoney Cohen are expected to be available by telephone at the Annual Meeting and they will have the opportunity to make a statement if they desire and be available to respond to questions.

Audit Fees

     Deloitte & Touche LLP served as our independent auditors for the year ended December 31, 2003. Deloitte & Touche billed us an aggregate of $94,337 for professional services rendered in 2003, of which $91,758 consisted of audit fees. Audit fees consist of the audit of our annual financial statements, reviews of our quarterly reports on Form 10-QSB, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years. The remaining $2,579 was billed to us as tax fees. Tax fees consist of services for tax compliance, tax planning and tax service. Deloitte & Touche billed us $12,432 for audit fees for the year ended December 31, 2004.

     Stonefield Josephson served as our independent auditors for the year ended December 31, 2004 and billed us $35,030, all of which constituted audit fees.

               PROPOSAL 3: APPROVAL OF OUR 2005 STOCK INCENTIVE PLAN

     You are asked to consider an adoption of our 2005 Stock Incentive Plan (the "Plan"). The following is a summary of the proposed Plan.

Required Vote; Board Recommendation

     An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to adopt the Plan.

     The Board of Directors unanimously recommends that the shareholders vote FOR the adoption of the 2005 Stock Incentive Plan.

The 2005 Stock Incentive Plan Generally

     The following paragraphs provide a summary of the principal features of the Plan, as amended, and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the Plan, a copy of which is included herein as Exhibit B.

     The option committee has discretion to select the persons to whom incentive options and non-qualified options will be granted, the term of those awards and the exercise price of those options. However, no option may be exercisable more than ten years after the granting of the option. There currently are approximately 90 employees eligible to receive incentive options under the Plan and an unspecified number of additional persons eligible to receive non-qualified options.

     The Board of Directors may grant incentive options to our key employees pursuant to the Plan. The number of shares of common stock issuable under the Plan is 10,000,000. As of December 30, 2005, options to purchase 1,675,000 shares were outstanding related to grants to employees, all of which were granted under the Plan.

     The Plan provides that the exercise price of incentive options granted cannot be less than the fair market value of the underlying common stock on the date the incentive options are granted. No incentive option may be granted to an employee who, at the time the incentive option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the incentive option granted to the employee is at least 110 percent of the fair market value of the stock subject to the incentive option, and the incentive option is not exercisable more than five years from the date of grant. In addition, the aggregate fair market value (determined as of the date an option is granted) of the common stock underlying the options granted to a single employee that become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for incentive stock options. This amount currently is $100,000.

     In the event of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the Plan, the Board of Directors has the discretion to accelerate the vesting of all options granted under the Plan and to amend the terms of the options granted under the Plan.

     Options granted pursuant to the Plan are not transferable during the optionee's lifetime. Subject to the other terms of the Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted.

     Although the Company may in the future file a registration statement to register the issuance of the options and the issuance and/or the sale by the option holder of shares of common stock underlying options issued pursuant to the Plan, the Company currently plans to undertake any such issuances pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder due to the limited number, and the relationship to the Company, of the persons who have participated, and who are currently anticipated to participate in, the Plan. The common stock acquired through the exercise of the options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price of each outstanding option and in the number of shares subject to each outstanding option and stock award. The option committee also may make provisions for adjusting the number of shares subject to outstanding options and stock awards in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding common stock.

     The Board of Directors may at any time terminate the Plan or make such amendments or modifications to the Plan that the Board of Directors deems advisable, except that (i) no amendments may impair previously outstanding options or stock awards, and (ii) amendments that materially modify eligibility requirements for receiving options or stock awards, that materially increase the benefits accruing to persons eligible to receive options or stock awards, or that materially increase the number of shares under the Plan must be approved by the Company's stockholders.

     The incentive options issuable under the Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All references to the tax treatment of the incentive options are under the Code as currently in effect. Pursuant to Section 422 of the Code, optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive option. In addition, provided that the stock underlying the incentive option is not sold less than two years after the grant of the incentive option and is not sold less than one year after the exercise of the option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An optionee also may be subject to the alternative minimum tax upon exercise of his incentive options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive options or the sale of the common stock underlying the incentive options.

     Non-qualified options issued under the Plan will not qualify for the special tax benefits given to incentive options under Section 422 of the Code. An optionee does not recognize any taxable income at the time he is granted a non-qualified option or non-qualified non-discretionary option. However, upon exercise of these options, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an optionee's exercise of a non-qualified option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the optionee provided that the Company effects withholding with respect to the deemed compensation. Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, any difference between the sale price and the fair market value of the shares on the date when the option was exercised will be treated as long-term or short-term capital gain or loss.

     The market price of the Company's common stock as of December __, 2005 was $____ per share.

Plan Benefits

     Set forth below are the number of options to purchase Company common stock that have been received to date under the Plan by the persons and groups identified:

                                                                         Number of Securities Underlying
                          Name and Position                               Options Granted Under the Plan
-------------------------------------------------------------            -------------------------------
F.W. Guerin, President, Chief Executive Officer and Secretary                            -0-

Alan K Geddes, Chief Financial Officer                                                 250,000

W. Edward Nichols, Director                                                            100,000

Peter L. Boatright, Director:                                                          100,000

John E. Herzog, Director                                                               100,000

Richard J. Marxen, Director                                                            100,000

All current executive officers as a group:                                             350,000

All current Directors who are not executive officers as a group:                       400,000

All employees who are not executive officers as a group:                               825,000

     Except as set forth in the table above, the Company has not granted, or made a determination or other commitment to grant, any other options pursuant to the Plan. Options granted to employees are determined on a discretionary basis and therefore the number of options to be granted is not determinable in advance.

                           PROPOSAL 4: OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

                                VOTING PROCEDURES

     Votes at the Annual Meeting are counted by an inspector of election appointed by the chairman of the meeting. If a quorum is present, unless a different number of votes is required by statute or our Certificate of Incorporation, an affirmative vote of a majority of the votes at the Annual Meeting entitled to be cast is required for the approval of the items submitted to stockholders for their consideration, except for the election of directors, which requires the affirmative vote of a plurality of the shares represented at the Annual Meeting. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS,
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2005 fiscal year, proposals by individual stockholders must be received by us no later than May 1, 2006.

     In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2005 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than October 1, 2006.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement includes "forward-looking" statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical facts included in this proxy statement, regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Risk Factors") are disclosed in the "Business" section of our Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2004. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Risk Factors.

                                    * * * * *



     This Notice and Proxy Statement are sent by order of the Board of Directors.

Dated:  December [__], 2005                  /s/ F.W. Guerin
                                             ---------------
                                             F.W. Guerin
                                             Chief Executive Officer


                                    * * * * *

                             ONE LINK 4 TRAVEL, INC.
                                One Market Plaza
                             Spear Tower, 36th Floor
                             San Francisco, CA 94105
                                  415-293-8277


                                  *** PROXY ***

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints F. W. Guerin and W. Edward Nichols, or either of them, as proxy, to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting (the "Annual Meeting") of Stockholders of One Link 4 Travel, Inc. (the "Company") held at the offices of the Company, One Market Plaza, Spear Tower, 35th Floor, San Francisco, CA 94105, at 10:00 a.m. local time on February 17, 2006, or any adjournments thereof, to vote the shares of common stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of common stock of the Company as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth below and described in the Notice of the Annual Meeting of Stockholders, dated December [__], 2005, and the accompanying proxy statement of the Company.

1. To approve of amendment to certificate of incorporation to change the name of the Company to "Onelneink Corporation".

         [ ] For                 [ ]Against                    [ ] Abstain

2.      Election of the Board of Directors

        [ ] For all nominees listed below (except as marked to the contrary)

                                 For the Nominee   Against the Nominee  Abstain

     1.       F.W. Guerin             [ ]                [ ]              [ ]
     2.       W. Edward Nichols       [ ]                [ ]              [ ]
     3.       Peter L. Boatright      [ ]                [ ]              [ ]
     4.       John E. Herzog          [ ]                [ ]              [ ]
     5.       Richard J. Marxen       [ ]                [ ]              [ ]

3.      To adopt our 2005 Stock Incentive Plan.

         [ ] For                [ ] Against              [ ] Abstain

4. Any other business as may properly come before the Annual Meeting or any adjournments thereof.

         [  ] For               [ ] Against              [ ] Abstain

Each of the Proxies is authorized to vote upon such other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote "FOR" all proposals listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals and for the election of management's nominees to the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

Please date and sign this Proxy exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:      ________________, 2006

                                  ------------------------------------
                                  Please print or type your name here

                                  ------------------------------------
                                  Signature

                                  ------------------------------------
                                                     Signature

Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope. If you have had a change of address, please print or type your new address(es) in the space below:

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------

                                                                      Exhibit A

                             ONE LINK 4 TRAVEL, INC.
                             AUDIT COMMITTEE CHARTER
                                December 19, 2005
Purpose

     The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of One Link 4 Travel, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), is to: (a) assist the Board in fulfilling its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualification and independence of the Company's independent Auditors (the "Independent Auditors"), (iv) the system of internal controls and (v) the performance of the Independent Auditors; and (b) prepare any reports required by law to be prepared by the Committee, including any reports required to be included in the Company's annual proxy statement and as otherwise required.

     In fulfilling its purpose, the Committee shall review: (a) the financial reports and other financial information of the Company; (b) the Company's systems of internal controls and procedures and disclosure controls and procedures; and (c) the Company's auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. While the Committee has the responsibilities set forth in this Charter, management and the Independent Auditors are responsible for the preparation, presentation and accuracy of the financial statements. Each member of the Committee shall therefore be entitled to rely on the integrity of those persons and organizations, within and outside the Company, that provide advice to the Committee and the accuracy and completeness of such financial and other information, absent actual knowledge to the contrary (which shall be promptly reported to the Board). Consequently, it is not the duty or responsibility of the Committee or its members (a) to plan or conduct audits, (b) to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, (c) to design and implement internal controls and procedures and disclosure controls and procedures, (d) to conduct other types of auditing or accounting reviews or procedures, or (e) to design or implement internal controls and procedures to ensure compliance with legal and regulatory requirements.

Organization

     The Committee shall consist of two or more directors. If required by law or regulation, at least one member of the Committee shall be designated as an "audit committee financial expert", as such term is defined by the applicable law or regulation.

     Each member of the Committee shall serve until the earlier to occur of his or her resignation or removal or the election and qualification of such member's successor. Members of the Committee may be removed with or without cause at any time by action of the Board. The Board shall designate the Committee's chairperson or, if it does not do so, the members of the Committee shall elect a chairperson by a vote of the majority of the full Committee. Committee members shall not simultaneously serve on the audit committees of more than two other public companies without the determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Committee.

Meetings

     The Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require, or as it deems necessary to fulfill its responsibilities. As part of its job to foster open communication, the Committee shall meet at least quarterly with management and the Independent Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request that any officer or employee of the Company, the Company's outside counsel or the Independent Auditors attend a meeting of the Committee or meet with any members of, or consultants to, the Committee. The Committee may also exclude from its meetings any persons it deems appropriate. Meetings of the Committee may be called by the Chief Executive Officer of the Company ("CEO"), the Chair of the Committee or any two or more members of the Committee. A majority of the Committee shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is present shall be the act of the Committee. Meetings may be in person or by electronic or telephonic means, provided all members present are able to communicate with each other simultaneously. The Committee may also act by unanimous written consent. The Committee may delegate authority to act upon specific matters within determined parameters to a subcommittee consisting of one or more members, consistent with applicable law. Any such subcommittee shall report any action to the full Committee at its next meeting. The Committee shall keep a record of its actions and proceedings and make a report thereof from time to time to the Board. In addition, the Committee, or its Chair, should communicate with the Independent Auditors and management quarterly to review the Company's financial statements consistent with the provisions of this Charter.

Authority and Responsibilities

     In recognition of the fact that the Independent Auditors are ultimately accountable to the Committee, the Committee shall (a) have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditors (or to nominate the Independent Auditors for stockholder approval), (b) approve all audit engagement fees and terms and all non-audit engagements with the Independent Auditors and (c) perform such other duties and responsibilities as may be required under any applicable law or regulation. The Committee may consult with management in connection with the foregoing, but in no event shall it delegate any of these responsibilities to management.

     To fulfill its responsibilities, the Committee shall have the power, duty and responsibility to:

A. Review of Documents and Reports and Other Disclosure Matters

     1. Review and reassess the adequacy of this Charter annually and, if necessary, recommend to the Board any changes or revisions deemed appropriate and submit the changes or revisions to the Board for approval.

     2. Review and discuss with management and the Independent Auditors the Company's annual and quarterly reports prior to submission of the same to stockholders, any governmental body, any stock exchange or the public.

     3. Discuss with the Independent Auditors whether there were any significant changes to the Company's accounting principles and any items required to be communicated by the Independent Auditors in accordance with AICPA Statement of Auditing Standards ("SAS") 61 therein.

     4. Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report for filing with the SEC or any other applicable law or regulation.

     5. Prepare any report of the Committee required by the SEC to be included in the Company's periodic reports, annual proxy statement and any other reports of the Committee required by applicable law or regulation.

     6. Discuss with management and the Independent Auditors major issues regarding accounting principles used in the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles. Review and discuss analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under generally accepted accounting principles ("GAAP").

     7. Prior to filing any audited financial statements with the SEC or any other regulatory agency, review with the Independent Auditors (i) all critical accounting policies and practices used by the Company, (ii) all alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the Independent Auditors and (iii) other material written communications between the Independent Auditors and management.

     8. Review and discuss with management the Company's earnings press releases, including the use of non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may generally address the types of information to be disclosed and the types of presentations to be made.

     9. Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     10. Review disclosures made to the Committee by the CEO and the Company's Chief Financial Officer in accordance with the periodic report certification requirements imposed by the rules and regulations of the SEC, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     11. Periodically discuss with the Independent Auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

     12. Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.


B. Independent Auditors

     1. Appoint, retain, terminate, evaluate and oversee the Independent Auditors, including determining the terms of engagement. Authority over these matters is vested solely with the Committee and may not be delegated to the Board or management. In exercising such authority, the Committee shall consider, among other things, the Independent Auditors' independence and effectiveness. The Independent Auditors shall report directly to the Committee.

     2. Review in advance, and grant any appropriate pre-approvals of, all audit and non-audit services to be provided by the Independent Auditors as permitted by applicable law and regulation, and, in connection therewith, to approve all fees and other terms of engagement. Authority over these matters is vested solely with the Committee and may not be delegated to the Board or management. The Committee shall also review and approve disclosures required to be included in periodic reports filed with the SEC with respect to audit and non-audit services.

     3. Evaluate on an annual basis the performance of the Independent Auditors, including the lead audit partner, and present the conclusions of such evaluation to the Board. In making its evaluation, the Committee should take into account the opinions of management.

     4. Ensure that the Independent Auditors submit to the Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the Independent Auditors any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors and satisfy itself as to the Independent Auditors' independence.

     5. At least annually, obtain and review an annual report from the Independent Auditors describing (a) the Independent Auditors' internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues, and
(c) in order to assess the Independent Auditors' independence, all relationships between the Independent Auditors and the Company.

     6. Confirm compliance with applicable "lead partner", "concurring partner" and other "audit partner" rotation requirements. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Independent Auditors on a regular basis.

     7. Review all reports required to be submitted by the Independent Auditors to the Committee under applicable law or regulation.

C. Process and Procedures

     1. Periodically meet separately with management and the Independent Auditors. At such meetings review (a) any significant disagreement between management and the Independent Auditors in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to the foregoing.

     2. Periodically review with the Independent Auditors any other audit problems or difficulties (including accounting adjustments that were noted or proposed by the independent auditor but passed by management (due to immateriality or otherwise)), communications between the audit engagement team and the Independent Auditors' national office regarding auditing or accounting issues and management or internal control letters issued, or proposed to be issued, by the Independent Auditors to the Company and management's response to such letters.

     3. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the Independent Auditors or management. Review with the Independent Auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

     4. Review and discuss with management, the Independent Auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in regulatory and accounting initiatives, standards or rules.

     5. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

     6. In consultation with the Independent Auditors, review the adequacy of the Company's internal control structure and procedures designed to ensure compliance with applicable law and regulation, and any special audit steps adopted in light of material control deficiencies.

     7. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control over financial reporting and (ii) the Independent Auditors' attestation, and report, on the assessment made by management.

D. Other Powers; Duties and Responsibilities

     1. Review and approve all related-party transactions.

     2. Monitor activity under the Company's code of ethics and, in connection therewith, review and approve (a) any permissible amendment to or waiver under the Company's code of ethics for the CEO and senior financial officers and (b) any public disclosure made regarding such change or waiver.

     3. Review the Committee's performance annually.

     4. Authorize or conduct special investigations and studies that arise out of the Committee's areas of responsibility.

     5. Report regularly to the Board. The Committee shall promptly review with the Board any issues that have arisen with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, or the performance and independence of the Independent Auditors.

     6. Perform any other activities consistent with this Charter, the Company's certificate of incorporation, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Former Employees of the Independent Auditor

     The Committee shall pre-approve the hiring of any employee or former employee of the Independent Auditors who was a member of the Company's audit engagement team within the preceding two fiscal years. The Committee shall not approve the hiring of any individual for a financial reporting oversight role if such person is or was an employee of the Independent Auditors and was a member of the Company's audit engagement team within the preceding two fiscal years unless (A) (i) such individual is to be employed for a limited period of time due to an emergency or unusual situation and (ii) the Committee determines that the hiring of such individual is in the best interests of the Company's stockholders or (B) such individual becomes employed by the Company as a result of a business combination and the Committee was made aware of such individual's prior relationship with the Company as a member of its audit engagement team.

Resources

     The Committee shall have the authority, in its sole discretion, to retain independent legal, accounting and other consultants to advise the Committee in connection with any of its activities, as the Committee determines necessary to carry out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel or Independent Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                                     ******

                                                                      Exhibit B
                             ONE LINK 4 TRAVEL, INC.


                            2005 STOCK INCENTIVE PLAN

     This 2005 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to One Link 4 Travel, Inc. and related companies.

     1. Definitions.

     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          Board: The Board of Directors of One Link 4 Travel, Inc.

          Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

          Code: The Internal Revenue Code of 1986, as amended.

          Common Stock: The Common Stock of One Link 4 Travel, Inc.

          Company: One Link 4 Travel, Inc., a corporation incorporated under the laws of Delaware, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Consultant: A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

          Continuous Status as an Employee or Consultant: The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

          Date of Grant: The date on which an Option is granted under the Plan.

          Employee: An Employee is an employee of the Company or any Related Company.

          Exercise Price: The price per share of Common Stock payable upon exercise of an Option.

          Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value shall be determined, in good faith, by the Option Committee after such consultation with outside legal, accounting and other experts as the Option Committee may deem advisable, and the Option Committee shall maintain a written record of its method of determining such value.

          Incentive Stock Options ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

          Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

          Offeree: An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

          Option: The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

          Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

          Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate.

          Option Shares: The shares of Common Stock underlying an Option granted to an Employee or Consultant.

          Optionee: An Employee or Consultant who has been granted an Option.

          Participant: An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

          Purchase Price: The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

          Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

          Restricted Stock: The shares of Common Stock issued pursuant to
     Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

          Right to Purchase: A right to purchase Restricted Stock granted to an Offeree pursuant to Section 15 hereof.

     2. Purpose and Scope.

     (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

     (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

     3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine (i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and
(vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.


     The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.


     All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect to, a total number, not in excess of 10,000,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 10,000,000 shares or into which such 10,000,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 5,000,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with Section 16.

     5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.

     6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.

     7. Duration and Exercise of Options.

     (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of one year following the Date of Grant.


     (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

     (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.


     (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason other than death or disability, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire. Provided, that, no Option may be exercised after the Expiration Date set forth in the Option Agreement.

     (e) In the event an Optionee's Continuous Status as an Employee or Consultant terminates due to death or disability, any Option held by the Optionee on the date of termination may be exercised within 180 days after the date of termination, but only to the extent that the Option was exercisable according to its term son the date of termination. After such 180-day period, any unexercised portion of an Option shall expire. Provided, that no Option may be exercised after the expiration date set forth in the Option Agreement.

     (f) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $1,000.

     (g) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

     8. Payment for Option Shares. If the Exercise Price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.

     10. Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

     11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; and (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws.

     14. Ten Percent Shareholder Rule. With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

     15. Rights to Purchase

          15.1 Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

          15.2 Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

          15.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

          15.4 Rights as a Shareholder. Upon complying with the provisions of
Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

          15.5 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee, to repurchase any shares of Restricted Stock, on such terms as may be provided in the Stock Purchase Agreement.

          15.6 Vesting of Restricted Stock. The Stock Purchase Agreement may provide, in the discretion of the Option Committee, standards for vesting of the Restricted Stock, including dates, performance goals, or other conditions.

          15.7 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

          15.8 Non-Assignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.

     16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

     17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective March 28, 2005. The Plan shall terminate at midnight on March 28, 2010, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.

     18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.


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     19. Change in Control.

     In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its sole discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Optionees or Offerees: (i) provide for the purchase of an Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised for a limited period of time on or before a specified date fixed by the Option Committee, after which specified date, all unexercised Options and all rights of Optionees thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

     20. Amendment.

     (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

     (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent.


     (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.

     21. Other Provisions.



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     (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

     (b) Any expenses of administering the Plan shall be borne by the Company.

     (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

     (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Delaware.



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